UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.)
_______________________________________________________________________
Filed by the Registrant   ☒   Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
_______________________________________________________________________
VOYAGER TECHNOLOGIES, INC.
_______________________________________________________________________
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! VOYAGER TECHNOLOGIES, INC. 1225 17TH STREET, SUITE 1100 DENVER, CO 80202 VOYAGER TECHNOLOGIES, INC. 2026 Annual Meeting Vote by May 28, 2026 11:59 PM ET You invested in VOYAGER TECHNOLOGIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 29, 2026. Vote Virtually at the Meeting* May 29, 2026 10:00 a.m. MT Virtually at: www.virtualshareholdermeeting.com/VOYG2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V93898-P50173 Get informed before you vote View the Annual Report and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 15, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V93899-P50173 1. To elect three Class I Directors to serve until the 2029 annual meeting of stockholders, and until their respective successors are duly elected and qualified. For Nominees: 01) Gabe Finke 02) Marian Joh 03) Matthew Kuta 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. To approve the Redomestication of the Company from Delaware to Texas. For 4. To approve an adjournment of the Annual Meeting, if necessary, to solicit addition proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 3. For NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any continuation, adjournment or postponement thereof.